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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): February 23, 1999


                    Planet Hollywood International, Inc.
           (Exact Name of Registrant as Specified in its Charter)


Delaware                     000-28230                 59-3283783
(State or Other          (Commission File              (IRS Employer
Jurisdiction of                Number)                 Identification
Incorporation)                                         Number)

                           8669 Commodity Circle
                             Orlando, FL 32819
                  (Address of Principal Executive Office)

    Registrant's telephone number, including area code: (407) 363-7827


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Item 5. Other Events

          Planet Hollywood International, Inc. ("PHL") has amended certain agreements it has with Keith Barish, a member of PHL's Board of Directors, to reflect a revised plan of distribution for shares of PHL to be sold by Mr. Barish pursuant to either an effective Form S-3 Registration Statement or Rule 144 under the Securities Act of 1933 (the "Securities Act"). A revised prospectus will be filed pursuant to Rule 424(b)(3) under the Securities Act to reflect the changes to the plan of distribution.

          The agreements were filed as exhibits to the Registration Statement filed on January 13, 1999. Copies of the amendments signed by PHL on February 23, 1999, are attached hereto as Exhibit 99.1 and Exhibit
99.2 and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

          (c) Exhibits

              Exhibit No.                       Description

                 99.1 Amendment to the Registration Rights Agreement dated November 6, 1998, as amended January 19, 1999 and February 23, 1999

                 99.2 Amendment to the Lock-up Letter dated November 6, 1998, as amended December 14, 1998, January 19, 1999 and February 23, 1999

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Planet Hollywood International, Inc.,



                              By: /s/ Scott E. Johnson
                                 ---------------------------
                                 Senior Vice President, General Counsel
                                   and Secretary
February 23, 1999

                               EXHIBIT INDEX

Exhibit No.         Description of Exhibit

 99.1 Amendment to the Registration Rights Agreement dated November 6, 1998, as amended January 19, 1999 and February 23, 1999

 99.2 Amendment to the Lock-up Letter dated November 6, 1998, as amended December 14, 1998, January 19, 1999 and February 23, 1999

                                                               Exhibit 99.1








                                                          February 23, 1999


Planet Hollywood International, Inc.
8669 Commodity Circle
Orlando, Florida 32819


Dear Sirs:

          Reference is made to the Registration Rights Agreement dated November 6, 1998, as amended January 19, 1999 (the "Agreement"), between you and the undersigned, attached hereto as Exhibit A.

          This letter amendment sets forth your and our agreement to amend the Agreement. Accordingly, the Agreement is hereby amended as follows:

               Paragraph 2(b) is replaced in its entirety with the following:

               (b) (i) Subject to clause (ii) below, Holders shall dispose of all Shares pursuant to the Shelf Registration Statement in one transaction or a series of transactions with NationsBanc Montgomery Securities LLC ("NMS"), which may (x) as agent for such Holders, place any or all of the Shares in privately negotiated, off-exchange transactions with purchasers who are identified by either NMS or such Holders to the Company in advance of such disposition as set forth in clause (iv) below and only with a purchaser who shall be a Permitted Transferee (as defined below), (y) as agent for such Holders, facilitate exchange transactions with any purchaser; provided, however, that the price terms of such exchange transactions are subject to the Company's approval as set forth in clause (iv) below, and (z) purchase any remaining Shares as principal for its own account, which Shares NMS may resell in exchange or off-exchange transactions without any further restriction hereunder or under the Shelf Registration Statement; provided, however, that the price terms of such sales of any remaining Shares to NMS as principal shall be subject to the Company's approval as set forth in clause (iv) below (all transactions with NMS pursuant to (x), (y) and (z) together, the "NMS Placement"); provided, however, that all transactions comprising the NMS Placement must be consummated substantially simultaneously and must account for the sale of all 10,000,000 Shares.

               (ii) In the event the NMS Placement is not consummated, then Holders shall dispose of Shares only in privately negotiated, off-exchange transactions of at least 250,000 shares per transaction with purchasers who are identified by the selling Holder to the Company in advance of such disposition as set forth in clause (iv) below and only to a purchaser who shall be a Permitted Transferee (as defined below).

               (iii) A "Permitted Transferee" shall mean any "accredited investor" of the type described in Rule 501(a)(1) (other than a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the "Exchange Act")),
               (2), (3) or (7) that is approved in writing in advance by the Company's Chief Operating Officer as set forth below, other than (i) a person who is primarily engaged in a business that is directly competitive with any of the businesses of the Company and (ii) a person who, after giving effect to such prospective purchase of Shares, would beneficially own more than 30% of the Company's then outstanding voting common stock. Notwithstanding the foregoing definition, nothing in this Section 2(b) shall preclude a Holder from utilizing the services of NMS in connection with the NMS Placement or any broker or dealer registered pursuant to Section 15 of the Exchange Act (including NMS) to facilitate the disposition of Shares to a Permitted Transferee in a privately negotiated transaction in the event that the NMS Placement is not consummated.

               (iv) In connection with any proposed disposition of Shares pursuant to the NMS Placement or by a Holder pursuant to the Shelf Registration Statement as contemplated by clause
               (b)(ii) above, NMS or such Holder, as applicable, shall notify the Company on any Business Day in a writing (which may be by facsimile) addressed to the Company's Chief Operating Officer and the Company's General Counsel of (I) in the case that a Holder is selling Shares in any transaction for which there is a minimum share requirement, the number of shares involved in the proposed transaction,
               (II) in the case of a privately
               negotiated transaction, the identity of the proposed purchaser; provided, however, that if the proposed disposition of Shares is to a purchaser that is listed on Annex A attached hereto, as such Annex may from time to time be amended by the parties, such proposed purchaser shall automatically be deemed to be approved by the Chief Operating Officer with no notice required to be given by the Holder to the Company's Chief Operating Officer and General Counsel, and (III) in the case of a proposed exchange transaction or a proposed sale of Shares to NMS as principal as part of the NMS Placement, the price terms of the proposed transaction. The Company's Chief Operating Officer, acting in good faith, shall notify NMS or such Holder, as applicable, not later than the close of business (New York time) on the Business Day next succeeding the day on which notice is duly given to the Company, whether such proposed purchaser or price terms, as applicable, are approved, and if not approved, setting forth the reasonable basis upon which approval was withheld. Failure to so notify within the required time period shall constitute the approval of such proposed purchaser or price terms, as applicable.

               (v) If, in the case of a privately negotiated, off-exchange transaction with a purchaser other than NMS either as part of or separate from the NMS Placement, the Company's Chief Operating Officer shall have disapproved of a proposed purchaser or purchasers (that otherwise meet the criteria for a Permitted Transferee) which disapproval or disapprovals relate in the aggregate to the proposed sale of 2,000,000 Shares, the Seller shall have the unilateral right, by giving written notice to the Company, to immediately terminate this Agreement and the Lock-up Letter, dated November 6, 1998, as amended December 14, 1998, January 19, 1999, and February 23, 1999, between the Company and the Seller (which will entitle the Company to withdraw the Shelf Registration Statement), whereupon the Seller shall be entitled to dispose of any shares of Common Stock in any manner otherwise permitted by applicable law.

          This amendment may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

          Except as herein amended, the Agreement shall otherwise remain in full force and effect.

          This letter amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to its choice of law rules.

          IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this letter amendment as of the 23rd day of February, 1999.

                                   Very truly yours,

                                   PLANET HOLLYWOOD
                                   INTERNATIONAL, INC.

                                   By
                                     -----------------------
                                     Name:
                                     Title:


         Keith Barish

                                                               Exhibit 99.2






                                                          February 23, 1999


Planet Hollywood International, Inc.
8669 Commodity Circle
Orlando, Florida 32819


Dear Sirs:

          Reference is made to the Lock-Up Letter dated November 6, 1998, as amended December 14, 1998 and January 19, 1999 (the "Letter"), between you and the undersigned, attached hereto as Exhibit A.

          This letter amendment sets forth your and our agreement to amend the Letter. Accordingly, the Letter is hereby amended as follows:

          Subparagraph (ii) is replaced in its entirety with the following:

               (ii) The restriction in this agreement shall not apply to the transfer of, and the undersigned shall be entitled to transfer, in one or several transactions, up to 1,000,000 shares of Common Stock in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144 (a "144 Transaction"); provided, however, that (A) such 144 Transaction shall be effected only in the manner described in Section 2(b)(ii)-(v) of the Registration Rights Agreement dated November 6, 1998, as amended on January 19, 1999 and February 23, 1999, including obtaining the prior approval in writing of the Company's Chief Operating Officer of any prospective purchaser, and shall be made only in compliance with the internal rules of the Company concerning the sale of Common Stock by affiliates; provided, however, that any rejection by the Chief Operating Officer of any prospective purchaser hereunder shall count toward the aggregate number of shares that may be the subject of transactions rejected by the Chief Operating Officer before the undersigned's termination rights are triggered pursuant to Section 2(b)(v) of the Registration Rights Agreement; and provided, however, that in the case that NationsBanc Montgomery Securities LLC ("NMS") is able to consummate the NMS Placement as defined and described in Section 2(b)(i) of the Registration Rights Agreement, NMS may also effect such 144 Transaction by facilitating sales through privately negotiated, off-exchange transactions in blocks of at least 50,000 shares to purchasers who have been approved by the Chief Operating Officer as described above, and (B) such 144 Transaction shall only be permitted concurrently with or after the sale of all the shares of Common Stock covered by the registration statement filed with the Commission pursuant to the Registration Rights Agreement; and

               The following paragraph is added to the Letter as a new subparagraph (iv):

               (iv) The undersigned agrees to use his best efforts to deliver to the Company within 30 days after this amendment certificates evidencing all shares of Common Stock owned of record by the undersigned that are not eligible to be sold pursuant to the Shelf Registration Statement or a 144 Transaction for the purpose of permitting the Company to insert a legend on such certificates describing the restrictions set forth in the Letter. The Company agrees, upon the expiration of restrictions in the Letter with respect to any shares and at the request of the undersigned, to promptly issue new certificates evidencing such shares that do not contain any such restrictive legend.

          This amendment may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

          Except as herein amended, the Letter shall otherwise remain in full force and effect.

          This letter amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to its choice of law rules.

          IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this letter amendment as of the 23rd day of February, 1999.

                                   Very truly yours,

                                   PLANET HOLLYWOOD
                                   INTERNATIONAL, INC.

                                   By
                                     -----------------------
                                     Name:
                                     Title:




----------------------------
         Keith Barish